Exhibit 99.2

TRAVELERS PROPERTY CASUALTY CORP.
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED
PURSUANT TO § 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Travelers Property Casualty Corp. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jay S. Benet, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 8th day of May, 2003

/s/ Jay S. Benet

Jay S. Benet
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.